EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Atlas Resources Public 17-2008 (B) L.P. (the “Partnership”) on Form 10-K for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew A. Jones, Chief Financial Officer of the MGP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

By:	/s/ Matthew A. Jones
	Name:	Matthew A. Jones
	Title:	Chief Financial Officer of the Managing General Partner
Date: March 30, 2010